UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

450 Wireless Blvd, Hauppauge, NY 11788

(Address of principal executive offices) (Zip code)

Emile Molineaux, Secretary

450 Wireless Blvd., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2600

Date of fiscal year end:

January 31

Date of reporting period:

January 31, 2009

This report on Form N-CSR relates solely to the Registrant's Jacobs & Company Mutual Fund series (the "Fund")

Item 1.  Reports to Stockholders.

JACOBS & COMPANY MUTUAL FUND

Ticker Symbol: JACOX

CUSIP:665 37T 109

Shareholder Services toll free 1-877-560-6823

www.jacobsandcompany.com

Annual Report

January 31, 2009

March 2009

Dear Shareholder:

Our market outlook continues to be defensive for the short term through 6/30/09 and cautiously optimistic for the second half of 2009 and 2010. The uncertainties surrounding the US financial markets, recession, housing, and the world markets weigh heavy on all markets.

Volatility has set records in the markets recently.  The S&P Implied Volatility Index (VIX) hit 89.53, a new record and has had a range of 50-80 over the last 90 days.  Implied volatility is a measurement of the risk portion of option premium, which is calculated by one of the option pricing models.  It is a significant factor in determining how the marketplace values perceived risk over the next 1 ½ months.

As the price of oil has fallen to under $40 per barrel in U.S., the price of coal has also come down.  However, demand remains strong worldwide.  The growth of China, India, Eastern Europe and other third world countries has slowed, but consumption of coal has been maintained.

We continue to acquire GNMAs for the fixed income portion of the Fund’s portfolio.  GNMAs continue to be our largest core fixed income investments with coupons ranging from 5 ½ - 7% (GNMAs represent 40% of the portfolio).  The GNMAs should contribute strength and a defensive posture to our portfolio as interest rates continue to be lowered.  We have also added some selective tax-free municipals.  These securities are typically zero-coupon bonds.  We have targeted securities which are 100% defeased and backed by US Treasuries averaging 4.75% - 5.25%.  The average life of these securities will average 10-15 years.

This has been a tough period to weather.  The second half of 2009 should see a base beginning to take form.  As we move into 2010 the equities with energy should begin to lead again.

As always, if you have any questions about your investment in the Jacobs & Company Mutual Fund, please call us.  Thank you again for allowing us to help you achieve your investment objectives.

Sincerely,

John M. Jacobs

Portfolio holdings may not be representative of the fund's current or future investments. Portfolio holdings are subject to change and should not be considered to be investment advice.

An investor should consider the Fund's investment objective, risks, charges, and expenses carefully before investing. This and other information about the Fund is contained in the fund's prospectus, which can be obtained by calling 1-877-560-6823. Please read the prospectus carefully before investing. The fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

0415-NLD-3/31/2009

JACOBS & COMPANY MUTUAL FUND

Growth of $10,000 Investment Since Inception

Jacobs & Company Mutual Fund
Lipper Balanced Fund Index (the Fund's Benchmark)
S&P 100 Index
Bloomberg/EFFAS Bond Index, U.S. Gov't 5-7 Years
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$16,427
$9,961
$7,078
$6,302
6/11/01
1/31/02
1/31/03
1/31/04
1/31/05
1/31/06
1/31/07
1/31/08
1/31/09

                                                                                    Average Annual Total Returns as of January 31, 2009 1

	Fund	Lipper Balanced Fund Index	S&P 100 Index	Bloomberg/EFFAS Bond Index, U.S. Gov’t 5-7 Years
One Year	(24.94)%	(27.18)%	(37.44)%	8.93%
Five Year	(7.35)%	(1.11)%	(4.82)%	6.00%
Since Inception (6/11/01)	(5.86)%	(0.05)%	(4.42)%	6.71%

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-560-6823.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.

1 Average Annual Total Return represents the average change in account value over the periods indicated.

The Lipper Balanced Fund Index is an unmanaged, net asset value-weighted index of the 30 largest balanced mutual funds.

The S&P 100 Index is a market-capitalization weighted index consisting of 100 large blue chip stocks across various industries.

The Bloomberg/EFFAS indices are designed as transparent benchmarks for government bond markets.  Indices are grouped by country and maturity sectors.  Bloomberg computes daily returns and index characteristics for each sector.

The since inception return and valuation calculations for the Lipper Balanced Fund Index are for the period 6/1/01-1/31/09.

JACOBS & COMPANY MUTUAL FUND

ALLOCATION OF PORTFOLIO ASSETS- January 31, 2009 (Unaudited)

EXPENSE EXAMPLE- January 31, 2009(Unaudited)

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (8/1/08-1/31/09).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 2.00% per the advisory agreement. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by the Fund’s transfer agent. The example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period'' to estimate the expenses you paid on your account during this period.

JACOBS & COMPANY MUTUAL FUND

EXPENSE EXAMPLE- January 31, 2009 (Unaudited) (Continued)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	8/1/08	1/31/09	8/1/08-1/31/09*
Actual	$1,000.00	$ 784.31	$8.97
Hypothetical (5% return before expenses)	$1,000.00	$1,015.08	$10.13

*Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year) divided by 366  days to reflect the one-half year expense.

JACOBS & COMPANY MUTUAL FUND

SCHEDULE OF INVESTMENTS - January 31, 2009
Shares	COMMON STOCKS - 37.81%	Market Value
	Aerospace/Defense- 5.30%
4,000	Force Protection, Inc. *	$ 24,040
1,500	United Technologies Corp.	71,985
		96,025
	Agriculture- 3.78%
2,500	Archer-Daniels-Midland Co	68,450

	Coal- 2.53%
1,700	Arch Coal, Inc.	25,823
6,000	National Coal Corp. *	7,560
500	Peabody Energy Corp.	12,500
		45,883
	Computers- 1.01%
200	International Business Machines Corp.	18,330

	Diversified Financial Services- 0.57%
3,700	CIT Group, Inc.	10,323

	Energy-Alternate Sources- 0.32%
10,000	Evergreen Energy, Inc. *	5,800

	Internet- 1.68%
2,600	Yahoo, Inc. *	30,498

	Machinery-Diversified- 3.03%
1,500	Caterpillar, Inc.	46,275
4,000	Presstek, Inc. *	8,640
		54,915
	Mining- 2.78%
2,000	Freeport - McMoran Copper & G Class B	50,280

	Miscellaneous Manufacturing- 1.73%
1,000	FreightCar America, Inc.	19,150
1,000	General Electric Co.	12,130
		31,280
	Oil & Gas- 4.28%
500	Constellation Energy Partners LLC	1,555
400	Forest Oil Corp. *	6,000
3,000	McMoran Exploration Co. *	20,070
5,000	RAM Energy Resources, Inc. *	4,500
2,500	US Natural Gas Fund *	45,325
		77,450
	Pipelines- 3.12%
4,000	The Williams Companies, Inc.	56,600

	REITS- 0.76%
2,000	Ashford Hospitality Trust, Inc.	2,840
3,000	CapitalSource, Inc.	10,920
		13,760
See Notes to Financial Statements.

JACOBS & COMPANY MUTUAL FUND

SCHEDULE OF INVESTMENTS - January 31, 2009 (Continued)
Shares		Market Value
	Retail- 1.58%
700	Sears Holding Corp. *	$ 28,644

	Semiconductor- 1.90%
2,300	Texas Instruments, Inc.	34,385

	Telecommunications- 1.19%
500	Harris Corp.	21,645

	Transportation- 0.80%
500	CSX Corp.	14,480

	Water- 1.45%
2,250	Consolidated Water Co., Inc.	26,325

	TOTAL COMMON STOCKS (Cost $1,702,287)	685,073

Principal
Amount	U.S. GOVERNMENT AGENCY - 38.67%
	Federal Home Loan Mortgage Company- 3.62%
$ 72,950	8.16%^, 03/15/34	65,524

	Government National Mortgage Association - 35.05%
532	6.50%, 06/15/2023	551
258,764	6.50%, 07/15/2024	268,104
340,842	6.50%, 09/15/2032	353,145
2,419	7.00%, 11/15/2026	2,527
2,288	7.00%, 09/15/2027	2,390
471	7.00%, 07/15/2023	492
704	7.00%, 11/15/2029	736
439	7.00%, 04/15/2031	459
167	7.50%, 05/15/2017	175
1,231	7.50%, 03/15/2024	1,288
146	8.00%, 06/15/2017	143
415	8.00%, 12/15/2021	406
685	8.00%, 02/15/2022	670
11	9.50%, 08/15/2009	11
92	9.50%, 03/15/2020	100
200	9.50%, 03/15/2020	223
532	10.50%, 01/15/2016	596
161	10.50%, 03/15/2016	178
34	10.50%, 11/20/2018	38
125	10.50%, 5/20/2019	140
43	11.00% 09/15/2015	48
114	11.00%, 09/15/2015	122
190	11.00%, 09/15/2015	214
84	11.00%, 11/15/2015	94

See Notes to Financial Statements.

JACOBS & COMPANY MUTUAL FUND

SCHEDULE OF INVESTMENTS - January 31, 2009 (Continued)
Principal	Government National Mortgage
Amount	Association- 35.05%, Continued	Market Value
103	11.00%, 08/20/2019	$ 116
1,121	11.00%, 11/20/2019	1,265
710	11.00%, 08/20/2020	804
		635,035

	TOTAL U.S. GOVERNMENT AGENCY (Cost $712,214)	700,559

	CORPORATE BONDS - 5.50%
	Chemicals - 5.50%
100,000	Union Carbide Corp., 6.70%, 04/01/2009	99,724

	TOTAL CORPORATE BONDS (Cost $100,176)	99,724

	MUNICIPAL BONDS - 11.33%
100,000	Colorado Health Facilities Authority Revenue, 0.00%, 07/15/2024	50,735
115,000	Illinois Development Finance Authority Revenue , 0.00%, 07/15/2023	60,548
200,000	Illinois Development Finance Authority Revenue , 0.00%, 07/15/2025	94,056

	TOTAL MUNICIPAL BONDS (Cost $186,825)	205,339

	CALL OPTIONS PURCHASED - 1.10%
Contracts*	Underlying Security/Expiration Date/Exercise Price
100	Arch Coal, Inc.
	Expiration March 2009, Exercise Price $17.50	10,000
	Consol Energy, Inc.
90	Expiration February 2009, Exercise Price $30.00	9,900
	Total Call Options Purchased (Cost $39,067)	19,900

Shares	SHORT TERM INVESTMENTS - 5.25%
95,216	Dreyfus Institutional Money Market, 0.97%^	95,216
	Total Short Term Investments (Cost $95,216)	95,216

	Total Investments in Securities
	(Cost $2,835,785) - 99.66%	1,805,811
	Other Assets Less Liabilities - 0.34%	6,154
	Net Assets - 100.00%	$ 1,811,965

* Non-income producing security.
^ Variable rate security. Rate shown is the rate in effect on January 31, 2009.
REIT-Real Estate Investment Trust.

See Notes to Financial Statements.

JACOBS & COMPANY MUTUAL FUND

STATEMENT OF ASSETS AND LIABILITIES - January 31, 2009

ASSETS
Investments in securities, at value
(identified cost $2,835,785)	$1,805,811
Receivables
Due from Advisor	26,696
Dividends and interest	7,308
Prepaid expenses	5,119
Total assets	1,844,934

LIABILITIES
Payables
Custody fees	5,145
Transfer agent fees	1,341
Fund accounting fees	2,450
Administration fees	2,500
12b-1 fees	733
Other accrued expenses	20,800
Total liabilities	32,969

NET ASSETS	$1,811,965

Net asset value, offering and redemption price per share
[$1,811,965 / 339,252 shares outstanding;
unlimited number of shares authorized]	$5.34

COMPONENTS OF NET ASSETS
Paid-in capital	$4,641,003
Distributions in excess of net investment income	(108,142)
Accumulated net realized loss on investments	(1,690,922)
Net unrealized depreciation of investments	(1,029,974)
NET ASSETS	$1,811,965

See Notes to Financial Statements.

JACOBS & COMPANY MUTUAL FUND

STATEMENT OF OPERATIONS - For the Year Ended January 31, 2009

INVESTMENT INCOME
Income
Dividends (net of $22 of foreign taxes)	$18,667
Interest	68,359
Total income	87,026

Expenses
Administration fees	29,823
Fund accounting fees	29,031
Advisory fees	22,227
Audit fees	18,507
Transfer agent fees	18,156
Custody fees	13,725
Chief Compliance Officer Fees	11,116
Shareholder reporting	8,678
Trustees' fees	8,135
Registration fees	6,886
12b-1 fees	5,557
Legal fees	4,412
Miscellanoues expense	405
Total expenses	176,658
Less: fee waiver/expense reimbursement	(132,297)
Net expenses	44,361
Net investment income	42,665

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain/loss from:
Investments	48,360
Securities sold short	(5,371)
Options written	(24,130)
Total net realized gain	18,859

Net increase from payment by affiliates	9,000

Net change in unrealized appreciation/(depreciation) on:
Investments	(660,847)
Option contracts written	7,055
Total net change in unrealized depreciation	(653,792)
Net realized and unrealized loss on investments	(625,933)
Net Decrease in Net Assets
Resulting from Operations	$(583,268)

See Notes to Financial Statements.

JACOBS & COMPANY MUTUAL FUND

STATEMENT OF CHANGES IN NET ASSETS

			Year	Year
			Ended	Ended
			January 31,	January 31,
			2009	2008
DECREASE IN NET ASSETS FROM:
OPERATIONS
Net investment income			$42,665	$40,264
Net realized gain (loss) on investments, securities
sold short and option contracts written			18,859	(141,802)
Net increase from payment by affiliates			9,000	-
Net change in unrealized
depreciation on investments
and option contracts written			(653,792)	(284,940)
Net decrease in net assets
resulting from operations			(583,268)	(386,478)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income ($0.07 and $0.13
per share, respectively)			(24,781)	(52,302)
Total distributions to shareholders			(24,781)	(52,302)

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net decrease in net assets
derived from net change
in outstanding shares (a)			(396,770)	(1,403,452)
Total decrease in net assets			(1,004,819)	(1,842,232)

NET ASSETS
Beginning of year			2,816,784	4,659,016
End of year			$1,811,965	$2,816,784

Includes accumulated net investment loss of:			$(108,142)	$(126,026)

(a) A summary of share transactions is as follows:

	Year		Year
	Ended		Ended
	January 31, 2009		January 31, 2008

	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	37,346	$223,154	37,275	$296,063
Shares issued
for reinvestment
of distributions	4,496	24,772	7,084	51,221
Shares redeemed	(93,505)	(644,696)	(224,375)	(1,750,736)
Net decrease	(51,663)	$(396,770)	(180,016)	$(1,403,452)

See Notes to Financial Statements.

JACOBS & COMPANY MUTUAL FUND

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

	For the Year Ended January 31,
	2009	2008	2007	2006	2005

Net asset value,
beginning of year	$7.21	$8.16	$8.93	$8.48	$8.86

Income from
investment operations:
Net investment income	0.12^	0.08^	0.17^	0.11^	0.13
Net realized and unrealized
gain (loss) on investments	(1.95)^	(0.90)^	(0.54)^	0.46^	(0.24)
Total from investment operations	(1.83)	(0.82)	(0.37)	0.57	(0.11)

Less distributions:
From net investment income	(0.07)	(0.13)	(0.40)	(0.12)	(0.27)

Payment by affiliates	0.03	-	-	-	-

Net asset value,
end of year	$5.34	$7.21	$8.16	$8.93	$8.48

Total return #	(24.94)%	(10.06)%	(4.14)%	6.77%	(1.23)%

Ratios/supplemental data:
Net assets, end of
year (thousands)	$1,812	$2,817	$4,659	$5,346	$6,233
Ratio of expenses to
average net assets:
Before expense
reimbursement	7.04%	6.29%	5.17%	4.37%	3.27%
After expense
reimbursement	2.00%	2.00%	2.00%	2.00%	2.00%
Ratio of net investment
income to average net assets:
After expense
reimbursement	1.92%	1.06%	1.95%	1.29%	1.21%
Portfolio turnover rate	445%	367%	87%	149%	181%

^Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
#Total returns are historical and assume changes in share price, reinvestment of dividends and capital gain distributions. Had the Advisor not absorbed a portion of the expenses, total returns would have been lower.
For the year ended January 31, 2009, 0.42% of the Fund's total return consists of gains on investments not meeting the Fund's investment restrictions. Excluding these gains, the total return would have been (25.36)%.

See Notes to Financial Statements.

JACOBS & COMPANY MUTUAL FUND

NOTES TO FINANCIAL STATEMENTS- January 31, 2009

NOTE 1 – ORGANIZATION

The Jacobs & Company Mutual Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The Fund commenced operations on June 11, 2001, as a series of Advisors Series Trust, and was reorganized as a series of the Trust on July 15, 2005. The investment objective of the Fund is to seek a combination of current income and growth of capital, consistent with preservation of capital.  The Advisor seeks to achieve its objective by investing in a combination of equity and fixed-income securities.  In selecting equity securities for the Fund, the Advisor seeks growth stocks of large-capitalization domestic companies that the Advisor believes to be of high-quality, based on its analysis of factors such as potential earnings growth, strength of management, product development and dividend history.  In selecting fixed-income securities, the Advisor seeks safety of principal, monthly cash flows and above-average yield, with a sensitivity to risk.  Covered call options will be written on equity securities to enhance total return and provide additional protection during corrections and consolidations in the equity markets.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.

Security Valuation: The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.  Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees.  Short-term investments are valued at amortized cost, which approximates market value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”) in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund's investments relating to FAS 157.

These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of January 31, 2009 in valuing the fund's investments carried at fair value.

Valuation Inputs	Investments in Securities ($)	Other Financial Instruments* ($)
Level 1– Quoted Prices	704,973	-
Level 2– Other Significant Observable Inputs	1,100,838	-
Level 3– Significant Unobservable Inputs	-	-
Total	1,805,811	-

                                                                                            *Other financial instruments include futures, forwards and swap contracts and written call options.

B.

Federal Income Taxes. It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

C.

Securities Transactions, Dividend Income and Distributions.  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Discounts and premiums on securities purchased are amortized over the life of the respective security.  Paydown gains and losses on mortgage backed securities are recorded as adjustments to interest income.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.

Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.

Options Transactions. The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio.  If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.

F.

Indemnification. The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Jacobs & Company (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”).  Under the Agreement the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund.  As compensation for its services, the Advisor receives a monthly fee at the annual rate of 1.00% of the Fund’s average daily net assets.  For the year ended January 31, 2009, the Fund incurred $22,227 in advisory fees before the waiver and reimbursement described below.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to limit the Fund’s total operating expenses by reducing all or a portion of its fees and reimbursing the Fund’s expenses, for an indefinite period, so that its ratio of annual expenses to average net assets will not exceed 2.00%.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  For the year ended January 31, 2009, the Advisor absorbed expenses of $132,297; no amounts were reimbursed to the Advisor.  The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.   Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $448,866 at January 31, 2009, and will expire as follows:

Year	Amount
2010	$153,981
2011 2012	$162,588 $132,297

During the fiscal year ended January 31, 2009, there were two instances where investments were made by the Adviser in violation of the Fund’s investment restrictions.  Upon notification of each violation, the Adviser took corrective action and reimbursed the Fund for the loss caused by the violation.  The combined amount of the reimbursement payments was $9,000.  The payments from the Adviser comprises $0.03 of the Fund’s per share NAV and added 0.42% to the Fund’s total return for the fiscal year ended January 31, 2009.

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets annually.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”.  For the year ended January 31, 2009, the Fund paid the Distribution Coordinator $5,557.

Pursuant to separate servicing agreements, Gemini Fund Services, LLC (“GFS”) is compensated for providing administration, fund accounting, transfer agency and custody administration services to the Fund as follows:

Administration.  The Fund pays GFS an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also is subject to a minimum annual fee.  In addition, the Fund also pays GFS for any out-of-pocket expenses.  Fees are billed monthly as follows:

The greater of:

A minimum annual fee of $30,000 or

10 basis points or 0.10% per annum on the first $100 million in net assets

  8 basis points or 0.08% per annum on the next $150 million in net assets

  6 basis points or 0.06% per annum on net assets greater than $250 million

For the year ended January 31, 2009, the Fund incurred $29,823 in expenses for administrative services performed by GFS.

Fund Accounting.  Total charges for fund accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month.  The Fund pays GFS a base annual fee of $24,000  plus an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

2 basis points or 0.02% on net assets of $25 million to $100 million

1 basis point or 0.01% on net assets greater than $100 million

For the year ended January 31, 2009, the Fund incurred $29,031 in expenses for fund accounting services performed by GFS.

Transfer Agency.  For the services rendered by GFS in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The fees are billed monthly as follows:

The greater of the annual minimum or per account charges. The annual minimum is $15,000 and the per account charge is $14.00 for open accounts and $2.00 for closed accounts.

For the year ended January 31, 2009, the Fund incurred $18,156 in expenses for transfer agency services performed by GFS.

Custody Administration. Pursuant to the terms of the Fund’s Custody Agreement with Bank of New York (the “Custody Agreement”), the Fund pays an asset-based custody fee in decreasing amounts as Fund assets reach certain breakpoints. The asset based fee is subject to a minimum annual fee.  The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Agreement. GFS receives a portion of these fees for performing certain custody administration services.   GFS’s share of such fees for the year ended January 31, 2009 was $8,099.  The Custody fees listed in the Statement of Operations include the custody administration fees earned by GFS as Custody Administrator.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended January 31, 2009, the Fund incurred expenses of $11,116 for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), a subsidiary of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.   For the year ended January 31, 2009, GemCom received $3,313 from the Fund for performing such services.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of GFS.  The Distributor is paid a flat fee by the Fund pursuant to its Underwriting Agreement with the Trust, as well as certain fees relating to advertising review and other incidentals.  Pursuant to the terms of the Underwriting Agreement, the Fund is authorized to utilize part of the fees paid under the Plan to compensate the Distributor for services rendered pursuant to the Underwriting Agreement.  For the year ended January 31, 2009, the Fund made no payments to the Distributor.

A Trustee and certain officers of the Trust are officers of GFS and/or FCS and are affiliates of the Distributor.

NOTE 4 – OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Fund during the year ended January 31, 2009, were as follows:

           Number of          Premiums

            Contracts           Received

Options outstanding, beginning of period

       90             $     19,265

Options written

      739

             177,759

Options closed

    (772)

           (188,221)

Options expired                                                          (57)                 (8,803)

Options outstanding, end of period

                       ─            $            ─

NOTE 5 – INVESTMENT TRANSACTIONS

During the year ended January 31, 2009, the aggregate purchases and sales of securities, other than U.S. Government Securities and short-term investments were:

       Purchases

     Sales

Long Transactions

     $ 10,368,459

              $ 10,934,640

As of January 31, 2009, the cost basis along with the net unrealized appreciation and depreciation on investment securities were as follows:

Cost of investments

$        2,920,595

Gross unrealized appreciation

$            18,668

Gross unrealized depreciation

$      (1,133,452)

Net unrealized depreciation

  on investments

                $      (1,114,784)

NOTE 6 – TAX INFORMATION

Net investment income/(loss) and net realized gains/(losses) can differ for financial statement and tax purposes due to differing treatments for income on trust preferred instruments and partnership investments.

          As of January 31, 2009, the components of capital on a tax basis were as follows:

Undistributed ordinary income

$         15,090

Undistributed long-term capital gain

                 —

Total distributable earnings

$         15,090

Other accumulated losses

     (1,729,344)

Unrealized depreciation

     (1,114,784)

Total accumulated losses

$   (2,829,038)

As of January 31, 2009, the Fund had a capital loss carryforward of $1,695,780 which expires on January 31st of the years indicated below:

2012	2013	2016
$1,372,192	$185,331	$138,257

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer $33,564 of such capital losses.

The tax character of distributions paid during the years ended January 31, 2009 and 2008 were as follows:

	2009	2008
Ordinary Income	$24,781	$52,302

          Accounting principles generally accepted in the United States of America require certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclasses have no effect on the net assets or net asset value per share.  Permanent book and tax differences, attributable to prior year partnership adjustments, resulted in reclassification for the year ended January 31, 2009 as follows:  an increase in paid-in-capital of $20,764 and an increase in accumulated net realized loss on investments of $20,764.

          The Fund adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”).  Effective July 31, 2007, the Fund adopted FIN 48.  Management reviewed the tax positions in open tax years 2006 through 2009 and determined that the implementation of FIN 48 had no impact on the Fund’s net assets or results of operations.  As of and during the year ended January 31, 2009, the Fund did not have a liability for unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations.  During the period, the Fund did not incur any interest or penalties.

NOTE 7 – NEW ACCOUNTING PRONOUNCEMENT

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”). SFAS No. 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS No. 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS No. 161 will have, if any, on the Fund’s financial statements and related disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees

Northern Lights Fund Trust and

Shareholders of

Jacobs & Company Mutual Fund

We have audited the accompanying statement of assets and liabilities of Jacobs & Company Mutual Fund, a series of Northern Lights Fund Trust (the “Trust”), including the schedule of investments, as of January 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jacobs & Company Mutual Fund as of January 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

March 31, 2009

JACOBS & COMPANY MUTUAL FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.  The term of office of each Trustee listed below will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees

Name (Age) Address Position held with the Fund* Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**
L. Merill Bryan*** (64) Trustee since 2006 Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company) Other Directorships: AdvisorOne Funds (5 portfolios)	40

Anthony J. Hertl (58)

Trustee since 2006

Consultant to small and emerging businesses since 2000; Retired in 2000 as Vice President of Finance and Administration of Marymount College, Tarrytown, New York where he served in this capacity for four years. Prior thereto, he spent thirteen years at Prudential Securities in various management capacities including Chief Financial Officer – Specialty Finance Group, Director of Global Taxation and Capital Markets Controller.  Mr. Hertl is also a Certified Public Accountant.

Other Directorships: AdvisorOne Funds (5 portfolios); Satuit Capital Management Trust; The Z-Seven Fund, Inc. and Greenwich Advisors Trust

40
Gary W. Lanzen (54) Trustee since 2006 Chief Investment Officer since 2006, formerly President, Orizon Investment Counsel, LLC; Partner, Orizon Group, Inc. (a financial services company) Other Directorships: AdvisorOne Funds (5 portfolios)	40
Mark H. Taylor (44) Trustee since 2007 Professor (John P. Begley Endowed Chair in Accounting, Creighton University since 2002) Other Directorships: Lifetime Achievement Mutual Fund (Director and Audit Committee Chairman)	40

JACOBS & COMPANY MUTUAL FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Interested Trustees and Officers

Name (Age) Address Position held with the Fund* Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**
Michael Miola**** (56) Trustee since 2006 Chief Executive Officer and Manager of Gemini Fund Services, LLC; Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Orion Advisor Services, LLC, CLS Investment Firm, LLC, GemCom, LLC, Northern Lights Distributors, LLC and Northern Lights Compliance Services, LLC. Other Directorships: AdvisorOne Funds (5 portfolios); Constellation Trust Co.	40

Andrew Rogers (39)

450 Wireless Blvd.; Hauppauge, NY  11788

President since June 2006

President and Manager, Gemini Fund Services, LLC (since March 2006); formerly Senior Vice President and Director of Administration (2001- 2005); Formerly Manager, Northern Lights  Compliance Services, LLC (2006-2008); Manager (since March 2006) and President (since 2004), GemCom LLC

Other Directorships: N/A

N/A

Emile R. Molineaux (46)

450 Wireless Blvd.; Hauppauge, NY  11788

Secretary since 2006

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and  CCO, Northern Lights Compliance Services, LLC  (2003 – Present); In-house Counsel, The Dreyfus Funds (1999 – 2003)

Other Directorships: N/A

N/A

Kevin E. Wolf (39)

450 Wireless Blvd.; Hauppauge, NY  11788

Treasurer since June 2006

Director of Fund Administration, Gemini Fund Services, LLC (2006 – Present); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2006); Vice-President, GemCom, LLC (2004 - Present); Senior Fund Administrator, Gemini Fund Services, LLC (2001-2004)

Other Directorships: N/A

N/A

Lynn Bowley (50)

Chief Compliance Officer since June 2007

Compliance Officer of Northern Lights Compliance Services, LLC (2007-Present); Vice President of Investment Support Services for Mutual of Omaha Companies (2002-2006)

Other Directorships: N/A

N/A

* The term of office for each Trustee and Officer listed above will continue indefinitely.

** The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

***From December 2006 through April 2007, L. Merill Bryan, a non-interested trustee of the Trust, invested $143,080 in a limited liability company ("LLC"). This investment is required to be disclosed because one of the other members of the LLC is under common control with the Fund’s distributor.  As of May 2007, Mr. Bryan is no longer a member of the LLC.

**** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-560-6823.

JACOBS & COMPANY MUTUAL FUND

FACTORS CONSIDERED BY INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

In connection with a regular Board meeting held on March 17, 2008 (the “Meeting”), the Board, including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), considered the re-approval of an investment advisory agreement (the “Agreement”) between Jacobs & Company (“Jacobs & Company” or the “Adviser”) and the Trust, on behalf of the Jacobs & Company Mutual Fund (“Jacobs & Company Mutual Fund ” or the “Fund”).  In considering the Agreement, the Board received materials specifically relating to the Agreement from the Adviser.  These materials included: (a) information on the investment performance of the Adviser, a peer group of funds and appropriate indices with respect to the Fund; (b) arrangements in respect of the distribution of the Fund’s shares; and (c) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Adviser including information on (a) the overall organization of the Adviser, (b) investment management staffing, and (c) the financial condition of the Adviser.

In its consideration of the re-approval of the Agreement for the Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its re-approval of the Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of the Advisers research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel.  The Trustees concluded that the Adviser has the ability to provide a level of service consistent with the Board's expectations.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of Adviser’s past performance, as well as other factors relating to its track record.  The Board agreed that, although the Fund had significantly underperformed its benchmark since inception, due to the Fund’s recent improved performance during a difficult market and, based on the Adviser’s assertions, the Board had a reasonable expectation to believe that such performance would continue.  The Board concluded that the Adviser’s past performance was acceptable.

 Fees and Expenses.  The Board noted that the Adviser charges a 1.00% annual advisory fee based on the average net assets of the Fund.  The Trustees then discussed the active management strategy of the Fund and the overall duties of the Adviser.  The Board, including the Independent Trustees, next considered the expense ratio for the Fund, and expense ratios of a peer group of funds.  The Board reviewed the Adviser’s financial statements and concluded that the Adviser is sufficiently well capitalized to meet its obligations to the Fund.  The Trustees concluded that the Fund’s advisory fees and expense ratio were acceptable in light of the quality of the services the Fund currently receives from the Adviser, and the level of fees paid by funds in the peer group.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Fund, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  It also considered the profits realized by the Adviser from other activities related to the Fund.  The Trustees concluded that because of the Fund’s expense limitation agreement and the current asset levels, they were satisfied that the Adviser’s level of profitability from its relationship to the Fund is not excessive.

Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that re-approval of the Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously re-approved the Agreement.

How to Obtain Proxy Voting Information

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-877-560-6823 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov ..

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-877-560-6823.

Advisor

J acobs & Company

300 Summers Street, Suite 970

Charleston, WV 25301

www.jacobsand company.com

Distributor

Northern Lights Distributors, LLC

4020 South 147th Street

Omaha, NE 68114

Custodian

The Bank of New York

1 Wall Street, 25th Floor

New York, NY 10286

Transfer Agent

Gemini Fund Services, LLC

4020 South 147th Street

Omaha, NE 68137

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, PA 19103-3638

Legal Counsel

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202-4089

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. For a current prospectus please call 1-877-560-6823.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

(a)

As of the end of the period, January 31, 2009,the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:

During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Hertl is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2009

$15,400

FY 2008

$14,600

(b)

Audit-Related Fees

FY 2009

$        0

FY 2008

$        0

Nature of the fees:

(c)

Tax Fees

FY 2009

$3,100

FY 2008

$3,100

Nature of the fees:

Preparation of federal and state tax returns and review of annual dividend calculations.

(d)

All Other Fees

Registrant

Adviser

FY 2009

$         0

$         0

FY 2008

$         0

$         0

Nature of the fees:

(e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the audit committee.

(2)

Percentages of 2009 Services Approved by the Audit Committee

Registrant

Adviser

Audit-Related Fees:

     0%

     0%

Tax Fees:

     0%

     0%

All Other Fees:

     0%

     0%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2009

$3,100

  N/A

FY 2008

$3,100

  N/A

(h)

Not applicable.  All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2009.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.

Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.

Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Funds.

Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.

Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3)

Not applicable.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew Rogers

       Andrew Rogers, President

Date

4/9/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew Rogers

        Andrew Rogers, President

Date

4/9/09

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

4/9/09